EXPLANATORY NOTE

The sole purpose of this filing is to file revised XBRL exhibits containing the risk/return summary information that corresponds with the risk/return summary information in a supplement dated May 16, 2018 to the Prospectus for the Marsico Focus Fund, Marsico Growth Fund, and Marsico 21st Century Fund. The SEC accession number for the related supplement is 0001398344-18-007680.